UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2026
HEALTHCARE REALTY TRUST INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3310 West End Avenue, Suite 700 Nashville, Tennessee 37203	(615) 269-8175
(Address of Principal Executive Office and Zip Code)	(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Realty Trust Incorporated	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Realty Trust Incorporated	☐

Item 8.01.    Other Events.
On July 31, 2026, Healthcare Realty Trust Incorporated (the “Company”) and Healthcare Realty Holdings, L.P. (the “Operating Partnership”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR filed with the (Registration Nos. 333-297897 and 333-297897-01) (the “New Registration Statement”) to replace their existing automatic shelf registration statement on Form S-3ASR (Nos. 333-273784 and 333-273784-01) filed with the SEC on August 8, 2023 (the “Prior Registration Statement”). Upon effectiveness of the New Registration Statement on July 31, 2026, the Prior Registration Statement was deemed terminated.
In connection with the filing of the New Registration Statement, on July 31, 2026, the Company filed with the SEC a prospectus supplement (the “ATM Prospectus Supplement”) relating to its existing “at-the-market” equity offering of shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”) having an aggregate gross sales price of up to $1,000,000,000 (the “ATM Program”) pursuant to those certain Equity Distribution Agreements, each dated as of December 17, 2025 (as amended from time to time, the “Agreements”), each among the Company and the Operating Partnership, on the one hand, and, respectively, each of (i) J.P. Morgan Securities LLC and JPMorgan Chase Bank, National Association, (ii) BofA Securities, Inc., and Bank of America, N.A., (iii) Barclays Capital Inc. and Barclays Bank PLC, (iv) BTIG, LLC, Nomura Securities International, Inc., and Nomura Global Financial Products, Inc., (v) Citigroup Global Markets Inc. and Citibank, N.A., (vi) Credit Agricole Securities (USA) Inc. and Crédit Agricole Corporate and Investment Bank, (vii) Fifth Third Securities, Inc., (viii) Jefferies LLC, (ix) Mizuho Securities USA LLC and Mizuho Markets Americas LLC, (x) Morgan Stanley & Co. LLC, (xi) MUFG Securities Americas Inc. and MUFG Securities EMEA plc, (xii) RBC Capital Markets, LLC and Royal Bank of Canada, (xiii) Regions Securities LLC, (xiv) Scotia Capital (USA) Inc. and The Bank of Nova Scotia, (xv) Truist Securities, Inc. and Truist Bank and (xvi) Wells Fargo Securities, LLC and Wells Fargo Bank, National Association. No shares of the Company’s Common Stock were offered and sold under the ATM Program prior to the termination of the Prior Registration Statement, and therefore, shares of Common Stock having an aggregate offering price of up to $1,000,000,000 remain available for offer and sale pursuant to the Agreements and under the ATM Prospectus Supplement and the New Registration Statement.
An opinion of Venable LLP with respect to the validity of shares of Common Stock that may be offered and sold pursuant to the ATM Prospectus Supplement and the accompanying prospectus is filed herewith as Exhibit 5.1.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 31, 2026

Healthcare Realty Trust Incorporated

By:	/s/ Andrew Loope
Andrew Loope
Executive Vice President, General Counsel and Secretary